AMENDMENT TO AGREEMENT

         AMENDMENT TO AGREEMENT (this "Amendment") is made and entered into this __ day of April, 1998 by and among UNITED INFORMATION SYSTEMS, INC., a Delaware corporation, f/k/a Seaton Group, Inc. ("UIS"), HIREL HOLDINGS, INC., a Florida corporation ("Hirel"), and HIREL MARKETING, INC., a Florida corporation ("Marketing").

                             W I T N E S S E T H:

         WHEREAS, UIS, Hirel and Marketing entered into that certain Agreement dated November 17, 1997 (the "Agreement");

         WHEREAS, pursuant to Section 2 of the Agreement, Hirel was issued 200,000 shares of common stock, $.001 par value per share, of UIS (the "Shares"); and

         WHEREAS, the parties desire to amend the terms of the Agreement with respect to the circumstances under which the Shares may be transferred by Hirel.

         NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, act intending to be legally bound, hereby agree as follows:

         1. Incorporation of Recitals. The foregoing recitals are true and correct and are hereby incorporated herein by this reference.

         2. Amendment. Section 2 of the Agreement is hereby amended and restated as follows:

                  Seaton Stock. Simultaneous with the closing by Seaton of its proposed acquisition of UIS, and in consideration of the receipt of the general release of Seaton by Hirel and Market as provided pursuant to Section 3 hereof, Seaton shall pay to Hirel the sum of $80,000, payable by the issuance to Hirel of 200,000 shares (the "Seaton Stock") of the common stock, par value $.001 per share, of Seaton (the "Common Stock"). The Seaton Stock may not be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise, directly or indirectly, disposed of for a period of twenty-four months following the date hereof without the prior written consent of a majority of the members of the Oversight Committee of 2M Capital Corp. (the "Committee"); provided, however, that 100,000 shares of the Seaton Stock may be transferred without the prior written consent of the Committee upon the effectiveness of a registration statement filed by UIS under the Securities Act of 1933, as amended (the "Securities Act"), as hereinafter contemplated by this Section 2. The Seaton Stock shall not be registered as of the date of transfer to Hirel, but shall be registered under the Securities Act as hereinafter provided. Hirel is entitled to registration rights, including piggyback registration rights, for the Seaton Stock with respect to any registration statement filed by Seaton under the Securities Act with respect to an offering for its own account of any class of security (other than securities issued in connection with a merger registered on a Form S-4) or for the account of Seaton's shareholders. Seaton will bear all expenses of such registration. Seaton agrees to file a registration statement registering the Seaton Stock not later than April 30, 1998. In addition to the foregoing, and in recognition of the substantial legal fees and costs incurred by Hirel in connection with its extended negotiations and efforts with UIS, Seaton shall also issue to Ruden, McClosky, Smith, Schuster & Russell, P.A., counsel for Hirel, on behalf of and for the benefit of Hirel, and as additional consideration for the general release given by Hirel pursuant to this Agreement, 10,000 shares of the Common Stock, which is agreed to have a value of $4,000 and which shall also enjoy registration rights granted with respect to the Seaton Stock hereunder, including, but not limited to, the right to include its shares of Common Stock in the registration statement to be filed by Seaton under the Securities Act not later than April 30, 1998 as contemplated hereby.

          3. Controlling Terms. In the event of any inconsistencies between the Agreement and this Amendment, the terms of this Amendment shall control.

          4. Ratification. As amended hereby, the Agreement is hereby ratified and confirmed.

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

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                              UNITED INFORMATION SERVICES, INC.
                              (f/k/a Seaton Group, Inc.), a Delaware corporation



                              By:    /s/ William Cuervo
                                 -------------------------------------------
                                 Name:  William Cuervo
                                        ------------------------------------
                                 Title: C.F.O.
                                        ------------------------------------


                              HIREL HOLDINGS, INC.,
                              a Florida corporation



                              By:     /s/ Vince Monteleone
                                 -------------------------------------------
                                 Name:  Vince Monteleone
                                        ------------------------------------
                                 Title: Chairman
                                        ------------------------------------

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